Exhibit 99.1

NEWS RELEASE

CONTACT:

Jason Korstange

(952) 745-2755
www.tcfbank.com

FOR IMMEDIATE RELEASE

TCF FINANCIAL CORPORATION 200 Lake Street East, Wayzata, MN 55391-1693

TCF Reports Third Quarter Earnings and EPS ($.48)

THIRD QUARTER HIGHLIGHTS

•                  Diluted earnings per share of 48 cents

•                  Net income of $59.1 million

•                  Return on average assets of 1.55 percent

•                  Return on average common equity of 23.39 percent

EARNINGS SUMMARY									Table 1
($ in thousands, except per-share data)				Percent Change
	3Q 2007	2Q 2007	3Q 2006	3Q07 vs 2Q07		3Q07 vs 3Q06		YTD 2007	YTD 2006	Percent Change
Net income	$59,138	$62,129	$65,927	(4.	8)%	(10.	3)%	$203,991	$191,210	6.	7%
Diluted earnings per common share	.48	.49	.51	(2.	0)	(5.	9)	1.62	1.48	9.	5

Financial Ratios (1)
Return on average assets	1. 55%	1. 67%	1. 86%					1. 82%	1. 83%
Return on average common equity	23. 39	24. 16	26. 44					26. 58	26. 04
Net interest margin	3. 90	4. 02	4. 11					3. 97	4. 19
Net charge-offs as a percentage of average loans and leases	. 38	. 24	. 18					. 24	. 14

(1) Annualized

WAYZATA, MN, October 23, 2007 — TCF Financial Corporation (“TCF”) (NYSE: TCB) today reported diluted earnings per share of 48 cents for the third quarter of 2007, down 5.9 percent, compared with 51 cents for the same 2006 period. Net income for the third quarter of 2007 was $59.1 million, down 10.3 percent from $65.9 million for the third quarter of 2006. The third quarter of 2007 included $2 million in pre-tax gains on sales of mortgage-backed securities, $1.2 million in pre-tax gains on sales of real estate and a $2.6 million favorable income tax adjustment for a combined after-tax impact of four cents per diluted share. The third quarter of 2006 included $1.3 million in pre-tax gains on sales of real estate and a $1.2 million favorable income tax adjustment for an after-tax impact of one cent per diluted share.

For the third quarter of 2007, return on average assets (“ROA”) was 1.55 percent and return on average common equity (“ROE”) was 23.39 percent, compared with 1.86 percent and 26.44 percent, respectively, for the third quarter of 2006.

Diluted earnings per share for the first nine months of 2007 was $1.62, compared with $1.48 for the same 2006 period. The first nine months of 2007 included a $31.2 million pre-tax gain on the sale of ten outstate Michigan branches, $4 million of pre-tax gains on sales of real estate, $2 million in pre-tax gains on sales of mortgage-backed securities and $12.9 million of favorable income tax settlements and adjustments for a combined after-tax impact of 30 cents per diluted share. The first nine months of 2006 included $5.8 million in pre-tax gains on sales of assets and $5.3 million of favorable income tax adjustments for a combined after-tax impact of seven cents per diluted share.

Chief Executive Officer’s Statement

“The operating environment for all banks continues to be difficult in many areas: a flat or inverted yield curve, a slowdown in the housing market and rising credit costs,” said Lynn A. Nagorske, CEO, TCF Financial Corporation. “However, TCF experienced good Power Asset growth and non-interest expenses continue to be very well controlled.”

Total Revenue												Table 2
							Percent Change
($ in thousands)	3Q		2Q		3Q		3Q07 vs		3Q07 vs		YTD		YTD		Percent
	2007		2007		2006		2Q07		3Q06		2007		2006		Change
Net interest income	$137,704		$137,425		$135,033		.	2%	2.	0%	$410,606		$401,643		2.	2%
Fees and other revenue:
Fees and service charges	71,965		71,728		70,777		.	3	1.	7	205,715		203,431		1.	1
Card revenue	25,685		24,876		24,353		3.	3	5.	5	73,822		68,599		7.	6
ATM revenue	9,251		9,314		9,880		(.	7)	(6.	4)	27,314		28,741		(5.	0)
Investments and insurance	2,632		2,772		3,226		(5.	1)	(18.	4)	7,582		8,608		(11.	9)
Total banking fees	109,533		108,690		108,236		.	8	1.	2	314,433		309,379		1.	6
Leasing and equipment finance	15,110		15,199		13,372		(.	6)	13.	0	44,310		37,839		17.	1
Other	1,751		2,993		6,644		(41.	5)	(73.	6)	6,697		19,227		(65.	2)
Total fees and other revenue	126,394		126,882		128,252		(.	4)	(1.	4)	365,440		366,445		(.	3)
Gains on sales of securities available for sale	2,017		—		—		100.	0	100.	0	2,017		—		100.	0
Gains on sales of branches and real estate	1,246		2,723		1,260		(54.	2)	(1.	1)	35,142		4,188		N.	M.
Total non-interest income	129,657		129,605		129,512		—		.	1	402,599		370,633		8.	6
Total revenue	$267,361		$267,030		$264,545		.	1	1.	1	$813,205		$772,276		5.	3

Net interest margin (1)	3.	90%	4.	02%	4.	11%					3.	97%	4.	19%
Fees and other revenue as a % of:
Total revenue	47.	27	47.	52	48.	48					44.	94	47.	45
Average assets (1)	3.	32	3.	42	3.	61					3.	26	3.	51

N.M. = Not Meaningful
(1) Annualized

Net Interest Income

TCF’s net interest income in the third quarter of 2007 was $137.7 million, up $2.7 million, or 2 percent, from the third quarter of 2006, and flat with the second quarter of 2007. Net interest margin in the third quarter of 2007 was 3.90 percent, compared with 4.11 percent for the third quarter of 2006 and 4.02 percent for the second quarter of 2007.

The increase in net interest income from the third quarter of 2006 was primarily attributable to a $996.8 million, or 7.6 percent, increase in average interest-earning assets, largely offset by a 21 basis point reduction in net interest margin. The decrease in the net interest margin from the third quarter of 2006 was primarily due to continued customer preference for lower-yielding fixed-rate loans and higher-cost market-rate deposits largely due to the flat or inverted yield curve that persisted for the period.

Net interest income increased $279 thousand, or .2 percent, compared with the second quarter of 2007. Increases in total interest-earning assets and the impact of one additional day in the third quarter of 2007 were offset by a 12 basis point decrease in the net interest margin. The decrease in the net interest margin from the second quarter of 2007 was primarily due to a $374.5 million, or 2.7 percent increase in total interest-earning assets that was funded primarily by higher-cost borrowings, increases in the interest rates paid on rate-sensitive checking, savings and money market deposit products and a decline in non-interest bearing checking account balances. During the third quarter of 2007, and partially in response to the volatile credit markets, TCF entered into $700 million of new long-term borrowings at a weighted average interest rate of 4.73 percent. The proceeds from these borrowings were used to eliminate short-term LIBOR-based borrowings and to provide balance sheet liquidity.

Non-interest Income

Total non-interest income was $129.7 million for the third quarter of 2007, flat with the same period of 2006.

Banking fees and service charges were $72 million for the third quarter of 2007, up $1.2 million, or 1.7 percent, from the third quarter of 2006. The third quarter of 2006 included $1.4 million of fees and service charges for the ten Michigan branches that were sold in the first quarter of 2007.

Card revenues totaled $25.7 million for the third quarter of 2007, up $1.3 million, or 5.5 percent, over the same period in 2006 due to increased transactions per account, partially offset by smaller average transaction amounts and a two basis point decrease in the average interchange rate.

Leasing and equipment finance revenues were $15.1 million for the third quarter of 2007, up $1.7 million, or 13 percent, from the 2006 third quarter due to higher sales-type lease revenue, operating lease revenue and other fees.

Other revenues were $1.8 million for the third quarter of 2007, down $4.9 million from the same period of 2006. The third quarter of 2006 included $4.3 million of gains due to accelerated sales of education loans in response to legislative changes in student loan programs.

Gains on sales of securities available for sale were $2 million for the third quarter of 2007 on sales of $189.3 million of mortgage-backed securities. There were no such sales in the same period last year.

Branches

Number of Branches - 3Q 2007				Table 3
	Total Branches	New Branches (1)		Total Branches	New Branches (1)
Minnesota	108	23	Traditional	192	79
Illinois	201	40	Supermarket	242	47
Michigan	56	25	Campus	15	10
Colorado	45	41		449	136
Wisconsin	33	5
Indiana	5	1
Arizona	1	1
Total Branches	449	136

(1) New branches opened since January 1, 2002.

During the third quarter of 2007, TCF opened three new branches, consisting of one traditional branch, one supermarket branch and one campus branch. TCF also relocated one traditional branch. Since January 2002, TCF has now opened 136 new branches, representing 30.3 percent of TCF’s 449 total branches.

During the remainder of 2007, TCF plans to open six additional branches, consisting of four traditional branches and two supermarket branches. To improve the customer experience and enhance deposit growth, TCF intends to relocate five branches to improved locations and facilities, including four traditional branches and one supermarket branch, and to remodel nine supermarket branches during the last three months of 2007. Also, to improve operating efficiencies, TCF plans to close and consolidate two underperforming traditional branches into nearby branches during the fourth quarter of 2007.

Additional information regarding the results of TCF’s new branches opened since January 1, 2002 is summarized as follows:

New Branch Information							Table 4
			3Q07 vs 3Q06
($ in thousands)	3Q	3Q		Percent		YTD	YTD	Percent
	2007	2006	Change	Change		2007	2006	Change
Number of deposit accounts	369,135	277,505	91,630	33.	0%
Average deposits:
Checking	$364,596	$288,920	$75,676	26.	2	$342,958	$273,321	25.	5%
Savings	377,387	263,942	113,445	43.	0	341,529	251,197	36.	0
Money market	50,675	30,003	20,672	68.	9	44,701	27,052	65.	2
Subtotal	792,658	582,865	209,793	36.	0	729,188	551,570	32.	2
Certificates of deposit	431,585	457,125	(25,540)	(5.	6)	437,262	393,312	11.	2
Total deposits	$1,224,243	$1,039,990	$184,253	17.	7	$1,166,450	$944,882	23.	4

Total fees and other revenue	$19,715	$14,765	$4,950	33.	5	$53,241	$40,536	31.	3

Power Assets®

Average Power Assets								Table 5
				Percent Change
($ in thousands)	3Q	2Q	3Q	3Q07 vs		3Q07 vs		YTD	YTD	Percent
	2007	2007	2006	2Q07		3Q06		2007	2006	Change
Loans and leases: (1)
Consumer home equity:
First mortgage lien	$3,994,573	$3,894,939	$3,606,754	2.	6%	10.	8%	$3,899,983	$3,509,190	11.	1%
Junior lien	2,211,680	2,140,773	2,006,413	3.	3	10.	2	2,154,431	1,905,445	13.	1
Total consumer home equity	6,206,253	6,035,712	5,613,167	2.	8	10.	6	6,054,414	5,414,635	11.	8
Consumer other	45,440	41,708	36,978	8.	9	22.	9	43,014	35,563	21.	0
Total consumer	6,251,693	6,077,420	5,650,145	2.	9	10.	6	6,097,428	5,450,198	11.	9
Commercial real estate	2,371,207	2,349,608	2,409,237	0.	9	(1.	6)	2,366,142	2,379,372	(.	6)
Commercial business	566,464	557,134	545,363	1.	7	3.	9	559,287	498,771	12.	1
Total commercial	2,937,671	2,906,742	2,954,600	1.	1	(.	6)	2,925,429	2,878,143	1.	6
Leasing and equipment finance	1,937,269	1,879,958	1,707,045	3.	0	13.	5	1,885,427	1,622,257	16.	2
Total Power Assets	$11,126,633	$10,864,120	$10,311,790	2.	4	7.	9	$10,908,284	$9,950,598	9.	6
(1) Excludes residential real estate loans, education loans held for sale and operating lease receivables.

TCF’s average Power Assets increased $814.8 million, or 7.9 percent, from the third quarter of 2006. TCF’s average consumer loan balances increased $601.5 million, or 10.6 percent, and leasing and equipment finance balances increased $230.2 million, or 13.5 percent, from the third quarter of 2006. Average commercial real estate loan balances decreased $38 million, or 1.6 percent, from the third quarter of 2006 primarily due to prepayments.

Power Liabilities®

Average Power Liabilities							Table 6
				Percent Change
($ in thousands)	3Q	2Q	3Q	3Q07 vs	3Q07 vs	YTD	YTD	Percent
	2007	2007	2006	2Q07	3Q06	2007	2006	Change
Non-interest bearing deposits:
Retail	$1,406,155	$1,492,429	$1,484,651	(5.8)%	(5.3)%	$1,476,451	$1,531,942	(3.6)%
Small business	596,197	586,711	615,119	1.6	(3.1)	593,122	603,469	(1.7)
Commercial and custodial	195,529	199,226	209,365	(1.9)	(6.6)	198,848	241,720	(17.7)
Total non-interest bearing	2,197,881	2,278,366	2,309,135	(3.5)	(4.8)	2,268,421	2,377,131	(4.6)
Interest-bearing deposits:
Premier checking	1,048,449	1,070,397	1,021,560	(2.1)	2.6	1,064,024	987,094	7.8
Other checking	823,833	834,405	840,966	(1.3)	(2.0)	827,580	881,323	(6.1)
Subtotal	1,872,282	1,904,802	1,862,526	(1.7)	.5	1,891,604	1,868,417	1.2
Premier savings	1,202,672	1,109,341	942,760	8.4	27.6	1,127,843	860,191	31.1
Other savings	1,274,164	1,300,857	1,350,659	(2.1)	(5.7)	1,296,350	1,402,085	(7.5)
Subtotal	2,476,836	2,410,198	2,293,419	2.8	8.0	2,424,193	2,262,276	7.2
Money market	606,198	604,217	609,997.3		(.6)	606,885	629,904	(3.7)
Subtotal	4,955,316	4,919,217	4,765,942.7		4.0	4,922,682	4,760,597	3.4
Certificates of deposit	2,498,936	2,525,886	2,431,364	(1.1)	2.8	2,512,832	2,230,458	12.7
Total interest-bearing	7,454,252	7,445,103	7,197,306.1		3.6	7,435,514	6,991,055	6.4
Power Liabilities	$9,652,133	$9,723,469	$9,506,441	(.7)	1.5	$9,703,935	$9,368,186	3.6

Average rate on deposits	2.48%	2.40%	2.22%			2.42%	1.99%
# of deposit accounts	2,429,144	2,428,643	2,426,839	—	.1

Average Power Liabilities for the third quarter of 2007 totaled $9.7 billion and had an average interest rate of 2.48 percent. Excluding the Michigan deposits sold in the first quarter of 2007, average Power Liabilities increased $367.2 million, or 4 percent, from the third quarter of 2006. The increase was primarily driven by increases in Premier Checking and Savings and certificates of deposit, partially offset by declines in non-interest bearing deposits.

Average Power Liabilities declined $71.3 million, or ..7 percent, from the second quarter of 2007 primarily due to decreases in checking balances and certificates of deposit, partially offset by increases in savings balances.

Non-interest Expense

						Table 7
				Percent Change
($ in thousands)	3Q	2Q	3Q	3Q07 vs	3Q07 vs	YTD	YTD	Percent
	2007	2007	2006	2Q07	3Q06	2007	2006	Change
Compensation and employee benefits	$85,113	$86,707	$84,795	(1.8)%	.4%	$259,913	$256,046	1.5%
Occupancy and equipment	30,226	29,329	28,664	3.1	5.4	90,006	84,713	6.2
Advertising and promotions	5,480	5,586	8,220	(1.9)	(33.3)	17,047	20,691	(17.6)
Other	37,632	36,531	36,931	3.0	1.9	109,478	111,838	(2.1)
Subtotal	158,451	158,153	158,610.2		(.1)	476,444	473,288.7
Operating lease depreciation	4,326	4,381	3,779	(1.3)	14.5	13,067	10,347	26.3
Total non-interest expense	$162,777	$162,534	$162,389.1		.2	$489,511	$483,635	1.2

Non-interest expense (excluding operating lease depreciation) totaled $158.5 million for the third quarter of 2007, down $159 thousand, or .1 percent, from $158.6 million for the third quarter of 2006.

Compensation and employee benefits were well controlled and increased $318 thousand, or .4 percent, from the third quarter of 2006. Increases due to branch expansion were partially offset by reductions from branches sold, closed branches and other efficiency initiatives.

Occupancy and equipment expenses increased $1.6 million, or 5.4 percent, from the third quarter of 2006 primarily due to the costs associated with branch expansion, relocation and remodeling.

Advertising and promotions expense was $5.5 million, down $2.7 million, or 33.3 percent, from the third quarter of 2006 primarily due to decreased media and promotion expenses.

Credit Quality

Credit Quality Summary									Table 8
							Percent Change
($ in thousands)	3Q		2Q		3Q		3Q07 vs	3Q07 vs	YTD		YTD		Percent
	2007		2007		2006		2Q07	3Q06	2007		2006		Change
Allowance for loan and
lease losses
Balance at beginning of period	$66,809		$60,483		$54,673		10.5%	22.2%	$58,543		$55,823		4.9%
Charge-offs	(14,669)		(10,749)		(8,250)		36.5	77.8	(34,650)		(23,324)		48.6
Recoveries	3,609		3,746		3,387		(3.7)	6.6	13,871		11,983		15.8
Net charge-offs	(11,060)		(7,003)		(4,863)		57.9	127.4	(20,779)		(11,341)		83.2
Provision for credit losses	18,883		13,329		5,288		41.7	N.M.	36,868		10,616		N.M.
Balance at end of period	$74,632		$66,809		$55,098		11.7	35.5	$74,632		$55,098		35.5

Allowance as a percentage of:
Period end loans and leases	.63%		.58%		.49%				.63%		.49%
Net charge-offs (1)	1.7	X	2.4	X	2.8	X			2.7	X	3.6	X

Net Charge-offs as a Percentage of Average Loans and Leases (1)
Consumer home equity
First mortgage lien	.27%		.22%		.08%				.21%		.07%
Junior lien	.58		.44		.19				.46		.16
Total home equity	.38		.30		.12				.30		.10
Total consumer	.59		.37		.28				.39		.18
Commercial real estate	—		—		.02				.02		.01
Commercial business	.44		.03		(.02)				.19		.08
Leasing and equipment finance	.24		.29		.17				.12		.27
Residential real estate	.07		.01		.02				.03		.02
Total	.38		.24		.18				.24		.14

Other Credit Quality Data
Delinquencies (30+ days)	$74,569		$58,687		$49,712		27.1	50.0
Delinquencies as a percentage of loan and lease portfolio	.63%		.51%		.45%

Non-accrual loans and leases	$47,235		$40,391		$27,268		16.9	73.2
Real estate owned	43,010		44,813		27,868		(4.0)	54.3
Total non-performing assets	$90,245		$85,204		$55,136		5.9	63.7
Non-performing assets as a percentage of net loans and leases	.76%		.74%		.50%

(1) Annualized

At September 30, 2007, TCF’s allowance for loan and lease losses totaled $74.6 million, or .63 percent of loans and leases, an increase of $7.8 million from $66.8 million, or .58 percent of loans and leases, at June 30, 2007. The provision for credit losses for the third quarter of 2007 was $18.9 million, up $13.6 million from the third quarter of 2006 primarily due to higher consumer home equity net charge-offs, the resulting portfolio reserve rate increases and higher reserves for certain commercial loans and equipment finance loans and leases.

Consumer home equity net charge-offs for the third quarter of 2007 were $5.9 million, an increase of $1.4 million from the second quarter of 2007 and an increase of $4.3 million from the third quarter of 2006.  The higher net charge-offs are primarily due to the slowdown in the residential real estate market, primarily in Minnesota and Michigan.  Net charge-offs in the third quarter of 2007 also increased $2.2 million over the second quarter of 2007 due to seasonally higher net charge-offs related to deposit account overdrafts.

At September 30, 2007, TCF’s over-30-day delinquency rate was .63 percent, up from .51 percent at June 30, 2007 primarily due to consumer home equity loans and leasing and equipment finance. Total non-performing assets were $90.2 million, or .58 percent of total assets, at September 30, 2007, up from $85.2 million, or .57 percent of total assets, at June 30, 2007, primarily due to a $6.8 million increase in non-accrual loans and leases, partially offset by a $1.8 million decrease in real estate owned.

Income Taxes

TCF’s income tax expense was $26.6 million for the third quarter of 2007, or 31 percent of pre-tax income, compared with $30.9 million, or 31.9 percent, for the comparable 2006 period. The third quarter 2007 income tax expense includes a $2.6 million reduction in income tax expense primarily resulting from changes in state tax laws and uncertain tax positions. The income tax expense for the third quarter of 2006 includes a $1.2 million reduction in income tax expense related to favorable developments in uncertain tax positions. Excluding these items, the effective income tax rate was 34 percent for the third quarter of 2007 and 33.1 percent for the third quarter of 2006.

Capital

Capital Information			Table 9
At period end
($ in thousands, except per-share data)	3Q		4Q
	2007		2006
Stockholders’ equity	$1,043,447		$1,033,374
Stockholders’ equity to total assets	6.72%		7.04%
Book value per common share	$8.24		$7.92

Risk-based capital
Tier 1	$931,920	8.34%	$914,128	8.65%
Total	1,207,061	10.80	1,173,073	11.10
Total “well-capitalized” requirement	1,117,494	10.00	1,056,694	10.00
Excess over “well-capitalized” requirement	89,567.80		116,379	1.10

During the third quarter of 2007, TCF repurchased 350 thousand shares of its common stock at an average cost of $24.97 per share. TCF has 5.5 million shares remaining under the stock repurchase program authorized by its Board of Directors.

Website Information

A live webcast of TCF’s conference call to discuss third quarter earnings will be hosted at TCF’s website, www.tcfbank.com, on October 23, 2007 at 10:00 a.m., CT. Additionally, the webcast is available for replay at TCF’s website after the conference call. The website also includes free access to company news releases, TCF’s annual report, quarterly reports, investor presentations and SEC filings.

TCF is a Wayzata, Minnesota-based national financial holding company with $15 billion in total assets. TCF has 449 banking offices in Minnesota, Illinois, Michigan, Colorado, Wisconsin, Indiana and Arizona. Other TCF affiliates provide leasing and equipment finance, and investments and insurance sales.

Forward-looking Information

This earnings release and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; impact of federal legislation enacted in September 2007 reducing interest subsidies and other benefits available to TCF in its education lending programs; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses dictated by market conditions or regulatory requirements; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per-share data)
(Unaudited)

	Three Months Ended
	September 30		Change
	2007	2006	$	%
Interest income:
Loans and leases	$213,528	$199,469	$14,059	7.0
Securities available for sale	28,439	24,481	3,958	16.2
Education loans held for sale	2,588	3,438	(850)	(24.7)
Investments	2,279	862	1,417	164.4
Total interest income	246,834	228,250	18,584	8.1
Interest expense:
Deposits	60,440	53,234	7,206	13.5
Borrowings	48,690	39,983	8,707	21.8
Total interest expense	109,130	93,217	15,913	17.1
Net interest income	137,704	135,033	2,671	2.0
Provision for credit losses	18,883	5,288	13,595	N.M.
Net interest income after provision for credit losses	118,821	129,745	(10,924)	(8.4)
Non-interest income:
Fees and service charges	71,965	70,777	1,188	1.7
Card revenue	25,685	24,353	1,332	5.5
ATM revenue	9,251	9,880	(629)	(6.4)
Investments and insurance revenue	2,632	3,226	(594)	(18.4)
Subtotal	109,533	108,236	1,297	1.2
Leasing and equipment finance	15,110	13,372	1,738	13.0
Other	1,751	6,644	(4,893)	(73.6)
Fees and other revenue	126,394	128,252	(1,858)	(1.4)
Gains on sales of securities available for sale	2,017	—	2,017	100.0
Gains on sales of branches and real estate	1,246	1,260	(14)	(1.1)
Total non-interest income	129,657	129,512	145.1
Non-interest expense:
Compensation and employee benefits	85,113	84,795	318.4
Occupancy and equipment	30,226	28,664	1,562	5.4
Advertising and promotions	5,480	8,220	(2,740)	(33.3)
Other	37,632	36,931	701	1.9
Subtotal	158,451	158,610	(159)	(.1)
Operating lease depreciation	4,326	3,779	547	14.5
Total non-interest expense	162,777	162,389	388.2
Income before income tax expense	85,701	96,868	(11,167)	(11.5)
Income tax expense	26,563	30,941	(4,378)	(14.1)
Net income	$59,138	$65,927	$(6,789)	(10.3)

Net income per common share:
Basic	$.48	$.51	$(.03)	(5.9)
Diluted	.48	.51	(.03)	(5.9)

Dividends declared per common share	$.2425	$.23	$.0125	5.4

Average common and common equivalent shares outstanding (in thousands:)
Basic	124,230	128,408	(4,178)	(3.3)
Diluted	124,475	128,605	(4,130)	(3.2)

N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per-share data)
(Unaudited)

	Nine Months Ended
	September 30,		Change
	2007	2006	$	%
Interest income:
Loans and leases	$621,871	$565,440	$56,431	10.0
Securities available for sale	80,209	73,336	6,873	9.4
Education loans held for sale	10,099	11,990	(1,891)	(15.8)
Investments	6,642	2,331	4,311	184.9
Total interest income	718,821	653,097	65,724	10.1
Interest expense:
Deposits	175,837	139,328	36,509	26.2
Borrowings	132,378	112,126	20,252	18.1
Total interest expense	308,215	251,454	56,761	22.6
Net interest income	410,606	401,643	8,963	2.2
Provision for credit losses	36,868	10,616	26,252	N.M.
Net interest income after provision for credit losses	373,738	391,027	(17,289)	(4.4)
Non-interest income:
Fees and service charges	205,715	203,431	2,284	1.1
Card revenue	73,822	68,599	5,223	7.6
ATM revenue	27,314	28,741	(1,427)	(5.0)
Investments and insurance revenue	7,582	8,608	(1,026)	(11.9)
Subtotal	314,433	309,379	5,054	1.6
Leasing and equipment finance	44,310	37,839	6,471	17.1
Other	6,697	19,227	(12,530)	(65.2)
Fees and other revenue	365,440	366,445	(1,005)	(.3)
Gains on sales of securities available for sale	2,017	—	2,017	100.0
Gains on sales of branches and real estate	35,142	4,188	30,954	N.M.
Total non-interest income	402,599	370,633	31,966	8.6
Non-interest expense:
Compensation and employee benefits	259,913	256,046	3,867	1.5
Occupancy and equipment	90,006	84,713	5,293	6.2
Advertising and promotions	17,047	20,691	(3,644)	(17.6)
Other	109,478	111,838	(2,360)	(2.1)
Subtotal	476,444	473,288	3,156.7
Operating lease depreciation	13,067	10,347	2,720	26.3
Total non-interest expense	489,511	483,635	5,876	1.2
Income before income tax expense	286,826	278,025	8,801	3.2
Income tax expense	82,835	86,815	(3,980)	(4.6)
Net income	$203,991	$191,210	$12,781	6.7

Net income per common share:
Basic	$1.62	$1.48	$.14	9.5
Diluted	1.62	1.48	.14	9.5

Dividends declared per common share	$.7275	$.69	$.0375	5.4

Average common and common equivalent shares outstanding (in thousands:)
Basic	125,850	129,279	(3,429)	(2.7)
Diluted	126,101	129,465	(3,364)	(2.6)

N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per-share data)

	At	At	At	% Change from
	September 30,	December 31,	September 30,	December 31,	September 30,
	2007	2006	2006	2006	2006
	(Unaudited)		(Unaudited)
ASSETS

Cash and due from banks	$316,611	$348,980	$323,505	(9.3)%	(2.1)%
Investments	216,787	170,129	82,801	27.4	161.8
Securities available for sale	2,022,505	1,816,126	1,770,427	11.4	14.2
Education loans held for sale	146,353	144,574	140,240	1.2	4.4
Loans and leases:
Consumer home equity and other	6,386,950	5,945,077	5,799,066	7.4	10.1
Commercial real estate	2,402,949	2,390,653	2,414,058.5		(.5)
Commercial business	577,927	551,995	546,106	4.7	5.8
Leasing and equipment finance	1,966,336	1,818,165	1,736,801	8.1	13.2
Subtotal	11,334,162	10,705,890	10,496,031	5.9	8.0
Residential real estate	547,552	627,790	659,477	(12.8)	(17.0)
Total loans and leases	11,881,714	11,333,680	11,155,508	4.8	6.5
Allowance for loan and lease losses	(74,632)	(58,543)	(55,098)	(27.5)	(35.5)
Net loans and leases	11,807,082	11,275,137	11,100,410	4.7	6.4
Premises and equipment, net	428,959	406,087	393,283	5.6	9.1
Goodwill	152,599	152,599	152,599	—	—
Other assets	439,442	356,102	356,122	23.4	23.4
Total Assets	$15,530,338	$14,669,734	$14,319,387	5.9	8.5

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits:
Checking	$4,158,150	$4,348,256	$4,317,028	(4.4)	(3.7)
Savings	2,563,851	2,351,580	2,315,051	9.0	10.7
Money market	590,567	585,779	592,144.8		(.3)
Subtotal	7,312,568	7,285,615	7,224,223.4		1.2
Certificates of deposit	2,433,498	2,483,635	2,454,469	(2.0)	(.9)
Total deposits	9,746,066	9,769,250	9,678,692	(.2)	.7
Short-term borrowings	167,319	214,112	376,397	(21.9)	(55.5)
Long-term borrowings	4,266,022	3,374,428	2,976,133	26.4	43.3
Total borrowings	4,433,341	3,588,540	3,352,530	23.5	32.2
Accrued expenses and other liabilities	307,484	278,570	256,976	10.4	19.7
Total liabilities	14,486,891	13,636,360	13,288,198	6.2	9.0
Stockholders’ equity:
Common stock, par value $.01 per share, 280,000,000 shares authorized; 131,483,460; 131,660,749 and 184,180,118 shares issued	1,315	1,317	1,842	(.2)	(28.6)
Additional paid-in capital	353,169	343,744	469,642	2.7	(24.8)
Retained earnings, subject to certain restrictions	894,657	784,011	1,636,805	14.1	(45.3)
Accumulated other comprehensive loss	(41,395)	(34,926)	(25,857)	(18.5)	(60.1)
Treasury stock at cost, 4,826,730; 1,242,413 and 53,269,813 shares, and other	(164,299)	(60,772)	(1,051,243)	(170.4)	84.4
Total stockholders’ equity	1,043,447	1,033,374	1,031,189	1.0	1.2
Total liabilities and stockholders’ equity	$15,530,338	$14,669,734	$14,319,387	5.9	8.5

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
CREDIT QUALITY DATA
(Dollars in thousands)
(Unaudited)

Allowance for loan and lease losses

	At September 30, 2007		At June 30, 2007		At September 30, 2006		Allowance as % of Portfolio Change from
	Allowance		Allowance		Allowance		Jun. 30,		Sep. 30,
	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	2007		2006
Consumer home equity	$24,018.38%		$18,569.30%		$11,294.20%		8	bps	18	bps
Consumer other	1,851	2.75	2,055	3.16	2,165	3.58	(41)		(83)
Total consumer	25,869.41		20,624.33		13,459.23		8		18
Commercial real estate	25,838	1.08	23,410.99		22,019.91		9		17
Commercial business	8,040	1.39	8,471	1.49	7,046	1.29	(10)		10
Leasing and equipment finance	14,379.73		13,784.72		12,021.69		1		4
Residential real estate	506.09		520.09		553.08		—		1
Total	$74,632.63		$66,809.58		$55,098.49		5		14

Quarterly Net Charge-Offs

	Quarter Ended				Change from
	Sep. 30,	Jun. 30,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2007	2007	2006	2006	2007	2006
Consumer home equity
First mortgage lien	$2,656	$2,137	$1,081	$685	$519	$1,971
Junior lien	3,231	2,364	2,019	930	867	2,301
Total home equity	5,887	4,501	3,100	1,615	1,386	4,272
Consumer other	3,269	1,075	1,611	2,340	2,194	929
Total consumer	9,156	5,576	4,711	3,955	3,580	5,201
Commercial real estate	19	—	(28)	148	19	(129)
Commercial business	627	43	168	(23)	584	650
Leasing and equipment finance	1,164	1,362	1,611	745	(198)	419
Residential real estate	94	22	166	38	72	56
Total	$11,060	$7,003	$6,628	$4,863	$4,057	$6,197

Quarterly Net Charge-Offs as a Percentage of Average Loans and Lease

	Quarter Ended (1)				Change from
	Sep. 30,	Jun. 30,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2007	2007	2006	2006	2007		2006
Consumer home equity
First mortgage lien	.27%	.22%	.12%	.08%	5	bps	19	bps
Junior lien	.58	.44	.39	.19	14		39
Total home equity	.38	.30	.21	.12	8		26
Total consumer	.59	.37	.32	.28	22		31
Commercial real estate	—	—	—	.02	—		(2)
Commercial business	.44	.03	.13	(.02)	41		46
Leasing and equipment finance	.24	.29	.36	.17	(5)		7
Residential real estate	.07	.01	.10	.02	6		5
Total	.38	.24	.24	.18	14		20

Non-performing assets

					Change from
	At Sep. 30,	At Jun. 30,	At Dec. 31,	At Sep. 30,	Jun. 30,		Sep. 30,
	2007	2007	2006	2006	2007		2006
Non-accrual loans and leases:
Consumer home equity
First mortgage lien	$13,794	$11,309	$11,202	$8,857	$2,485		$4,937
Junior lien	4,610	4,563	5,291	3,418	47		1,192
Total home equity	18,404	15,872	16,493	12,275	2,532		6,129
Consumer other	11	29	27	88	(18)		(77)
Total consumer	18,415	15,901	16,520	12,363	2,514		6,052
Commercial real estate	13,824	11,746	12,849	5,226	2,078		8,598
Commercial business	2,686	3,337	3,421	1,337	(651)		1,349
Leasing and equipment finance	9,177	6,886	7,596	6,133	2,291		3,044
Residential real estate	3,133	2,521	2,799	2,209	612		924
Total non-accrual loans and leases	47,235	40,391	43,185	27,268	6,844		19,967
Other real estate owned:
Residential real estate	28,444	30,111	19,899	20,712	(1,667)		7,732
Commercial real estate	14,566	14,702	2,554	7,156	(136)		7,410
Total other real estate owned	43,010	44,813	22,453	27,868	(1,803)		15,142
Total non-performing assets	$90,245	$85,204	$65,638	$55,136	$5,041		$35,109

Non-performing assets as a percentage of net loans and leases	.76%	.74%	.58%	.50%	2	bps	26	bps

(1) Annualized.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Over 30-day delinquency data - principal balances (1)

	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2007	2007	2006	2006	2007	2006
Consumer home equity
First mortgage lien	$27,957	$19,288	$22,527	$16,353	$8,669	$11,604
Junior lien	11,185	8,709	11,406	8,873	2,476	2,312
Total home equity	39,142	27,997	33,933	25,226	11,145	13,916
Consumer other	416	272	380	582	144	(166)
Total consumer	39,558	28,269	34,313	25,808	11,289	13,750
Commercial real estate	7,140	10,739	18,072	4,697	(3,599)	2,443
Commercial business	2,653	183	762	340	2,470	2,313
Leasing and equipment finance	15,651	11,016	8,499	8,849	4,635	6,802
Residential real estate	9,567	8,480	10,047	10,018	1,087	(451)
Total	$74,569	$58,687	$71,693	$49,712	$15,882	$24,857

Over 30-day delinquency data - % of portfolio (1)

	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2007	2007	2006	2006	2007	2006
Consumer home equity
First mortgage lien	.69%	.50%	.60%	.45%	19%	24%
Junior lien	.50	.40	.54	.43	10	7
Total home equity	.62	.46	.58	.45	16	17
Consumer other	.62	.42	.61	1.38	20	(76)
Total consumer	.62	.46	.58	.45	16	17
Commercial real estate	.30	.46	.76	.19	(16)	11
Commercial business	.46	.03	.14	.06	43	40
Leasing and equipment finance	.80	.58	.47	.51	22	29
Residential real estate	1.76	1.49	1.61	1.52	27	24
Total	.63	.51	.63	.45	12	18

Accruing loans and leases 90 or more past due	$13,887	$20,754	$12,214	$9,243	$(6,867)	$4,644

Potential Problem Loans and Leases (2)

	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2007	2007	2006	2006	2007	2006
Commercial real estate	$42,277	$35,956	$43,216	$25,878	$6,321	$16,399
Commercial business	8,764	8,557	11,664	12,493	207	(3,729)
Leasing and equipment finance	14,109	12,022	11,265	11,707	2,087	2,402
	$65,150	$56,535	$66,145	$50,078	$8,615	$15,072

(1)	Excludes non-accrual loans and leases.
(2)

Consists of loans and leases primarily classified for regulatory purposes as substandard and reflect the distinct possibility, but not probability, that they will become non-performing or that TCF will not be able to collect all amounts due according to the contractual terms of the loan or lease agreement.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Three Months Ended September 30,
	2007			2006
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)
ASSETS

Investments	$203,406	$2,279	4.45%	$72,393	$862	4.74%
Securities available for sale	2,078,155	28,439	5.47	1,829,917	24,481	5.35
Education loans held for sale	110,449	2,588	9.30	190,724	3,438	7.15
Loans and leases:
Consumer home equity:
Fixed-rate	4,750,552	83,735	6.99	4,027,680	69,705	6.87
Variable-rate	1,455,701	31,795	8.67	1,585,487	35,605	8.91
Consumer - other	45,440	1,115	9.74	36,978	961	10.31
Total consumer home equity and other	6,251,693	116,645	7.40	5,650,145	106,271	7.46
Commercial real estate:
Fixed- and adjustable-rate	1,786,829	29,026	6.44	1,699,431	26,936	6.29
Variable-rate	584,378	11,583	7.86	709,806	14,256	7.97
Total commercial real estate	2,371,207	40,609	6.79	2,409,237	41,192	6.78
Commercial business:
Fixed- and adjustable-rate	170,593	2,718	6.32	142,293	2,265	6.32
Variable-rate	395,871	7,498	7.51	403,070	7,724	7.60
Total commercial business	566,464	10,216	7.16	545,363	9,989	7.27
Leasing and equipment finance	1,937,269	37,974	7.84	1,707,045	32,174	7.54
Subtotal	11,126,633	205,444	7.34	10,311,790	189,626	7.31
Residential real estate	559,413	8,084	5.77	676,454	9,843	5.81
Total loans and leases	11,686,046	213,528	7.26	10,988,244	199,469	7.21
Total interest-earning assets	14,078,056	246,834	6.97	13,081,278	228,250	6.94
Other assets	1,147,109			1,129,568
Total assets	$15,225,165			$14,210,846

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,406,155			$1,484,651
Small business	596,197			615,119
Commercial and custodial	195,529			209,365
Total non-interest bearing deposits	2,197,881			2,309,135
Interest-bearing deposits:
Premier checking	1,048,449	8,047	3.05	1,021,560	8,389	3.26
Other checking	823,833	901.43		840,966	485.23
Subtotal	1,872,282	8,948	1.90	1,862,526	8,874	1.89
Premier savings	1,202,672	13,184	4.35	942,760	10,291	4.33
Other savings	1,274,164	4,139	1.29	1,350,659	3,240.96
Subtotal	2,476,836	17,323	2.77	2,293,419	13,531	2.34
Money market	606,198	4,618	3.02	609,997	4,062	2.64
Subtotal	4,955,316	30,889	2.48	4,765,942	26,467	2.21
Certificates of deposit	2,498,936	29,551	4.68	2,431,364	26,767	4.36
Total interest-bearing deposits	7,454,252	60,440	3.22	7,197,306	53,234	2.93
Total deposits	9,652,133	60,440	2.48	9,506,441	53,234	2.22
Borrowings:
Short-term borrowings	183,582	2,460	5.32	619,683	8,372	5.36
Long-term borrowings	4,043,570	46,230	4.54	2,780,532	31,611	4.51
Total borrowings	4,227,152	48,690	4.57	3,400,215	39,983	4.67

Total deposits and borrowings	13,879,285	109,130	3.12	12,906,656	93,217	2.86

Other liabilities	334,630			306,971
Total liabilities	14,213,915			13,213,627
Stockholders’ equity	1,011,250			997,219

Total liabilities and stockholders’ equity	$15,225,165			$14,210,846

Net interest income and margin		$137,704	3.90%		$135,033	4.11%

(1) Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2007			2006
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)

ASSETS

Investments	$188,444	$6,642	4.71%	$70,748	$2,331	4.40%
Securities available for sale	1,969,799	80,209	5.43	1,830,902	73,336	5.34
Education loans held for sale	154,978	10,099	8.71	233,135	11,990	6.88
Loans and leases:
Consumer home equity:
Fixed-rate	4,614,472	240,538	6.97	3,702,181	188,288	6.80
Variable-rate	1,439,942	94,384	8.76	1,712,454	109,940	8.58
Consumer - other	43,014	3,193	9.92	35,563	2,675	10.06
Total consumer home equity and other	6,097,428	338,115	7.41	5,450,198	300,903	7.38
Commercial real estate:
Fixed- and adjustable-rate	1,756,917	84,298	6.42	1,647,602	76,869	6.24
Variable-rate	609,225	35,549	7.80	731,770	41,478	7.58
Total commercial real estate	2,366,142	119,847	6.77	2,379,372	118,347	6.65
Commercial business:
Fixed- and adjustable-rate	166,490	7,999	6.42	128,677	5,983	6.22
Variable-rate	392,797	22,062	7.51	370,094	20,299	7.33
Total commercial business	559,287	30,061	7.19	498,771	26,282	7.05
Leasing and equipment finance	1,885,427	108,290	7.66	1,622,257	88,830	7.30
Subtotal	10,908,284	596,313	7.31	9,950,598	534,362	7.18
Residential real estate	587,058	25,558	5.81	713,947	31,078	5.81
Total loans and leases	11,495,342	621,871	7.23	10,664,545	565,440	7.08

Total interest-earning assets	13,808,563	718,821	6.95	12,799,330	653,097	6.82

Other assets	1,148,528			1,135,551

Total assets	$14,957,091			$13,934,881

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,476,451			$1,531,942
Small business	593,122			603,469
Commercial and custodial	198,848			241,720
Total non-interest bearing deposits	2,268,421			2,377,131
Interest-bearing deposits:
Premier checking	1,064,024	24,196	3.04	987,094	23,343	3.16
Other checking	827,580	2,164.35		881,323	1,553.24
Subtotal	1,891,604	26,360	1.86	1,868,417	24,896	1.78
Premier savings	1,127,843	36,175	4.29	860,191	26,202	4.07
Other savings	1,296,350	11,466	1.18	1,402,085	9,324.89
Subtotal	2,424,193	47,641	2.63	2,262,276	35,526	2.10
Money market	606,885	13,322	2.93	629,904	11,037	2.34
Subtotal	4,922,682	87,323	2.38	4,760,597	71,459	2.01
Certificates of deposit	2,512,832	88,514	4.70	2,230,458	67,869	4.06
Total interest-bearing deposits	7,435,514	175,837	3.16	6,991,055	139,328	2.66
Total deposits	9,703,935	175,837	2.42	9,368,186	139,328	1.99

Borrowings:
Short-term borrowings	156,243	6,185	5.29	622,455	23,015	4.94
Long-term borrowings	3,738,123	126,193	4.51	2,656,410	89,111	4.48
Total borrowings	3,894,366	132,378	4.54	3,278,865	112,126	4.57

Total deposits and borrowings	13,598,301	308,215	3.03	12,647,051	251,454	2.66

Other liabilities	335,389			308,947

Total liabilities	13,933,690			12,955,998

Stockholders’ equity	1,023,401			978,883

Total liabilities and
stockholders’ equity	$14,957,091			$13,934,881

Net interest income and margin		$410,606	3.97%		$401,643	4.19%
(1) Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME AND FINANCIAL RATIOS

(Dollars in thousands, except per-share data)

(Unaudited)

	At or For the Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006
Interest income:
Loans and leases	$213,528	$206,738	$201,605	$204,150	$199,469
Securities available for sale	28,439	26,665	25,105	24,699	24,481
Education loans held for sale	2,588	3,365	4,146	3,019	3,438
Investments	2,279	1,557	2,806	1,173	862
Total interest income	246,834	238,325	233,662	233,041	228,250
Interest expense:
Deposits	60,440	58,242	57,155	55,996	53,234
Borrowings	48,690	42,658	41,030	41,158	39,983
Total interest expense	109,130	100,900	98,185	97,154	93,217
Net interest income	137,704	137,425	135,477	135,887	135,033
Provision for credit losses	18,883	13,329	4,656	10,073	5,288
Net interest income after provision for credit losses	118,821	124,096	130,821	125,814	129,745
Non-interest income:
Fees and service charges	71,965	71,728	62,022	66,735	70,777
Card revenue	25,685	24,876	23,261	23,485	24,353
ATM revenue	9,251	9,314	8,749	9,019	9,880
Investments and insurance revenue	2,632	2,772	2,178	2,087	3,226
Subtotal	109,533	108,690	96,210	101,326	108,236
Leasing and equipment finance	15,110	15,199	14,001	15,165	13,372
Other	1,751	2,993	1,953	2,340	6,644
Fees and other revenue	126,394	126,882	112,164	118,831	128,252
Gains on sales of securities available for sale	2,017	—	—	—	—
Gains on sales of branches and real estate	1,246	2,723	31,173	—	1,260
Total non-interest income	129,657	129,605	143,337	118,831	129,512
Non-interest expense:
Compensation and employee benefits	85,113	86,707	88,093	85,811	84,795
Occupancy and equipment	30,226	29,329	30,451	29,905	28,664
Advertising and promotions	5,480	5,586	5,981	6,235	8,220
Other	37,632	36,531	35,315	39,611	36,931
Subtotal	158,451	158,153	159,840	161,562	158,610
Operating lease depreciation	4,326	4,381	4,360	4,000	3,779
Total non-interest expense	162,777	162,534	164,200	165,562	162,389
Income before income tax expense	85,701	91,167	109,958	79,083	96,868
Income tax expense	26,563	29,038	27,234	25,350	30,941
Net income	$59,138	$62,129	$82,724	$53,733	$65,927

Net income per common share:
Basic	$.48	$.49	$.65	$.42	$.51
Diluted	.48	.49	.65	.42	.51

Dividends declared per common share	$.2425	$.2425	$.2425	$.23	$.23

Financial Ratios:

Return on average assets (1)	1.55%	1.67%	2.24%	1.49%	1.86%
Return on average common equity (1)	23.39	24.16	31.81	20.68	26.44
Net interest margin (1)	3.90	4.02	4.00	4.07	4.11
Net charge-offs as a percentage of average loans and leases (1)	.38	.24	.10	.24	.18
Average total equity to average assets	6.64	6.92	7.03	7.20	7.02

(1) Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS AND SUPPLEMENTAL INFORMATION

(In thousands)

(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006

ASSETS

Cash and due from banks	$309,596	$297,231	$309,741	$316,389	$322,484
Investments	203,406	130,977	231,256	101,548	72,393
Securities available for sale	2,078,155	1,967,524	1,861,335	1,840,649	1,829,917
Education loans held for sale	110,449	153,566	201,924	145,283	190,724
Loans and leases:
Consumer home equity:
Fixed-rate	4,750,552	4,614,322	4,475,520	4,293,070	4,027,680
Variable-rate	1,455,701	1,421,390	1,442,593	1,502,537	1,585,487
Consumer - other	45,440	41,708	41,853	40,119	36,978
Total consumer home equity and other	6,251,693	6,077,420	5,959,966	5,835,726	5,650,145
Commercial real estate:
Fixed- and adjustable-rate	1,786,829	1,750,690	1,732,636	1,718,735	1,699,431
Variable-rate	584,378	598,918	645,047	692,497	709,806
Total commercial real estate	2,371,207	2,349,608	2,377,683	2,411,232	2,409,237
Commercial business:
Fixed- and adjustable-rate	170,593	165,780	163,014	152,018	142,293
Variable-rate	395,871	391,354	391,113	384,360	403,070
Total commercial business	566,464	557,134	554,127	536,378	545,363
Leasing and equipment finance	1,937,269	1,879,958	1,837,964	1,771,231	1,707,045
Subtotal	11,126,633	10,864,120	10,729,740	10,554,567	10,311,790
Residential real estate	559,413	587,400	614,970	643,087	676,454
Total loans and leases	11,686,046	11,451,520	11,344,710	11,197,654	10,988,244
Allowance for loan and lease losses	(68,564)	(61,934)	(58,714)	(56,440)	(55,079)
Net loans and leases	11,617,482	11,389,586	11,285,996	11,141,214	10,933,165
Premises and equipment	427,632	420,967	414,041	400,812	388,099
Goodwill	152,599	152,599	152,599	152,599	152,599
Other assets	325,846	339,170	344,594	347,516	321,465
	$15,225,165	$14,851,620	$14,801,486	$14,446,010	$14,210,846

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest-bearing deposits:
Retail	$1,406,155	$1,492,429	$1,532,150	$1,457,265	$1,484,651
Small business	596,197	586,711	596,460	629,011	615,119
Commercial and custodial	195,529	199,226	201,860	206,034	209,365
Total non-interest bearing deposits	2,197,881	2,278,366	2,330,470	2,292,310	2,309,135
Interest-bearing deposits:
Premier checking	1,048,449	1,070,397	1,073,500	1,042,361	1,021,560
Other checking	823,833	834,405	824,512	813,851	840,966
Subtotal	1,872,282	1,904,802	1,898,012	1,856,212	1,862,526
Premier savings	1,202,672	1,109,341	1,070,059	1,014,427	942,760
Other savings	1,274,164	1,300,857	1,314,471	1,299,319	1,350,659
Subtotal	2,476,836	2,410,198	2,384,530	2,313,746	2,293,419
Money market	606,198	604,217	610,286	593,961	609,997
Subtotal	4,955,316	4,919,217	4,892,828	4,763,919	4,765,942
Certificates of deposit	2,498,936	2,525,886	2,513,838	2,470,659	2,431,364
Total interest-bearing deposits	7,454,252	7,445,103	7,406,666	7,234,578	7,197,306
Total deposits	9,652,133	9,723,469	9,737,136	9,526,888	9,506,441
Borrowings:
Short-term borrowings	183,582	196,169	87,928	520,883	619,683
Long-term borrowings	4,043,570	3,566,883	3,599,032	3,039,011	2,780,532
Total borrowings	4,227,152	3,763,052	3,686,960	3,559,894	3,400,215
Accrued expenses and other liabilities	334,630	336,676	337,178	319,740	306,971
Total liabilities	14,213,915	13,823,197	13,761,274	13,406,522	13,213,627
Stockholders’ equity:
Common stock	1,315	1,315	1,316	1,534	1,842
Additional paid-in capital	351,905	351,312	344,685	395,237	468,271
Retained earnings	871,691	841,757	795,884	1,129,892	1,611,335
Accumulated other comprehensive loss	(52,355)	(42,754)	(34,939)	(23,804)	(37,225)
Treasury stock at cost and other	(161,306)	(123,207)	(66,734)	(463,371)	(1,047,004)
	1,011,250	1,028,423	1,040,212	1,039,488	997,219
	$15,225,165	$14,851,620	$14,801,486	$14,446,010	$14,210,846

Supplemental Information:
Securities available for sale	$2,078,155	$1,967,524	$1,861,335	$1,840,649	$1,829,917
Residential real estate loans	559,413	587,400	614,970	643,087	676,454
Total securities available for sale and residential real estate loans	$2,637,568	$2,554,924	$2,476,305	$2,483,736	$2,506,371

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY YIELDS AND RATES (1)

(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006

ASSETS

Investments	4.45%	4.77%	4.91%	4.59%	4.74%
Securities available for sale	5.47	5.42	5.40	5.37	5.35
Education loans held for sale	9.30	8.79	8.33	8.24	7.15
Loans and leases:
Consumer home equity:
Fixed-rate	6.99	6.97	6.95	6.92	6.87
Variable-rate	8.67	8.80	8.83	8.88	8.91
Consumer - other	9.74	10.16	9.89	10.30	10.31
Total consumer home equity and other	7.40	7.42	7.42	7.45	7.46
Commercial real estate:
Fixed- and adjustable-rate	6.44	6.42	6.38	6.51	6.29
Variable-rate	7.86	7.83	7.72	7.88	7.97
Total commercial real estate	6.79	6.78	6.74	6.91	6.78
Commercial business:
Fixed- and adjustable-rate	6.32	6.47	6.48	6.49	6.32
Variable-rate	7.51	7.50	7.51	7.56	7.60
Total commercial business	7.16	7.19	7.21	7.25	7.27
Leasing and equipment finance	7.84	7.67	7.45	7.56	7.54
Subtotal	7.34	7.31	7.27	7.33	7.31
Residential real estate	5.77	5.85	5.79	5.81	5.81
Total loans and leases	7.26	7.24	7.19	7.25	7.21

Total interest-earning assets	6.97	6.97	6.92	6.98	6.94

LIABILITIES

Interest-bearing deposits:
Premier checking	3.05	2.98	3.10	3.12	3.26
Other checking	.43	.35	.26	.23	.23
Subtotal	1.90	1.83	1.87	1.85	1.89
Premier savings	4.35	4.22	4.29	4.33	4.33
Other savings	1.29	1.15	1.11	1.06	.96
Subtotal	2.77	2.56	2.54	2.49	2.34
Money market	3.02	2.89	2.89	2.79	2.64
Subtotal	2.48	2.32	2.32	2.28	2.21
Certificates of deposit	4.68	4.73	4.70	4.59	4.36
Total interest-bearing deposits	3.22	3.14	3.13	3.07	2.93

Total deposits	2.48	2.40	2.38	2.33	2.22

Borrowings:
Short-term borrowings	5.32	5.22	5.41	5.35	5.36
Long-term borrowings	4.54	4.51	4.49	4.46	4.51
Total borrowings	4.57	4.55	4.51	4.59	4.67

Total interest-bearing liabilities	3.12	3.00	2.96	2.94	2.86

Net interest margin	3.90%	4.02%	4.00%	4.07%	4.11%

(1) Annualized